EXHIBIT 11
              STATEMENT RE  COMPUTATION OF PER SHARE EARNINGS
              -----------------------------------------------
                           POLAROID CORPORATION
                 COMPUTATION OF EARNINGS PER COMMON SHARE
                 (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                           FOURTH QUARTER, 1993




                                                  ON COMMON SHARES
PRIMARY COMPUTATION                                 OUTSTANDING
- -------------------                               ----------------

Net earnings per statement of earnings:               $ 39.2
                                                      ======
Weighted average number of common
shares outstanding                                      46.8

Weighted average number of common
stock equivalents                                         .5
                                                      ------
Weighted average number of common
shares, as adjusted                                     47.3
                                                      ======
Primary earnings per common share                     $  .83
                                                      ======














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
                           POLAROID CORPORATION
           COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                 (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                           FOURTH QUARTER, 1993



                                                  ASSUMING CONVERSION
FULLY DILUTED COMPUTATION                            OF DEBENTURES
- -------------------------                         -------------------

Net earnings per statement of earnings                   $39.2

Add - effect of after-tax interest expense
on convertible debentures                                  1.7
                                                         -----
Net earnings, as adjusted                                $40.9
                                                         =====
Weighted average number of common
shares outstanding                                        46.8

Weighted average number of common
stock equivalents                                           .5

Add - effect of converting 8% debentures
into common stock                                          4.3  (A)
                                                         -----
Weighted average number of common shares
outstanding, as adjusted                                  51.6
                                                         =====
Fully diluted earnings per common share                  $ .79
                                                         =====


(A) Assumes conversion of convertible debentures at a price of $32.50 per common share in accordance with the convertible debenture exchange agreement.




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
                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1993




                                                  ON COMMON SHARES
PRIMARY COMPUTATION                                 OUTSTANDING
- -------------------                               ----------------

Net loss per statement of earnings:                   $ (51.3)
                                                      ========
Weighted average number of common
shares outstanding                                       46.7
                                                      ========
Primary loss per common share                         $ (1.10)
                                                      ========

                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1993



                                                  ASSUMING CONVERSION
FULLY DILUTED COMPUTATION                            OF DEBENTURES
- -------------------------                         -------------------

Net loss per statement of earnings                     $ (51.3)

Add:  effect of after-tax interest expense
      on convertible debentures                            6.8
                                                        -------
Net loss, as adjusted                                   $(44.5)
                                                        =======
Weighted average number of common
shares used for primary computation                       46.7

Weighted average number of common
stock equivalents                                           .5

Add:  effect of converting 8% debentures
      into common stock                                    4.3  (A)
                                                        -------
Weighted average number of common shares
outstanding, as adjusted                                  51.5
                                                        =======
Fully diluted loss per common share                     $ (.86) (B)
                                                        =======


(A) Assumes conversion of convertible debentures at a price of $32.50 per common share in accordance with the convertible debenture exchange agreement.

(B) This computation is submitted as an exhibit to the Company's Form 10-K in accordance with Regulation S-K item 601 (b)(11), although presenting the computation is not in accord with paragraph 40 of APB Opinion 15 because the computation produces an antidilutive result.

                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                              FOURTH QUARTER, 1992




                                                  ON COMMON SHARES
PRIMARY COMPUTATION                                 OUTSTANDING
- -------------------                               ----------------

Net earnings per statement of earnings:               $ 29.6
                                                      ======
Weighted average number of common
shares outstanding                                      46.8

Weighted average number of common
stock equivalents                                         .4
                                                      ------
Weighted average number of common
shares, as adjusted                                     47.2
                                                      ======
Primary earnings per common share                     $  .63
                                                      ======

                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                              FOURTH QUARTER, 1992



                                                  ASSUMING CONVERSION
FULLY DILUTED COMPUTATION                            OF DEBENTURES
- -------------------------                         -------------------

Net earnings per statement of earnings                   $29.6

Add - effect of after-tax interest expense
on convertible debentures                                  1.7
                                                         -----
Net earnings, as adjusted                                $31.3
                                                         =====
Weighted average number of common
shares outstanding                                        46.8

Weighted average number of common
stock equivalents                                           .4

Add - effect of converting 8% debentures
into common stock                                          4.3  (A)
                                                         -----
Weighted average number of common shares
outstanding, as adjusted                                  51.5
                                                         =====
Fully diluted earnings per common share                  $ .61
                                                         =====


(A) Assumes conversion of convertible debentures at a price of $32.50 per common share in accordance with the convertible debenture exchange agreement.

                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1992




                                                  ON COMMON SHARES
PRIMARY COMPUTATION                                 OUTSTANDING
- -------------------                               ----------------

Net earnings per statement of earnings:               $ 99.0
                                                      ======
Weighted average number of common
shares outstanding                                      47.7

Weighted average number of common
stock equivalents                                         .3
                                                      ------
Weighted average number of common
shares, as adjusted                                     48.0
                                                      ======
Primary earnings per common share                     $ 2.06
                                                      ======

                              POLAROID CORPORATION
              COMPUTATION OF EARNINGS PER COMMON SHARE (Continued)
                    (IN MILLIONS, EXCEPT FOR PER SHARE DATA)
                          YEAR ENDED DECEMBER 31, 1992



                                                  ASSUMING CONVERSION
FULLY DILUTED COMPUTATION                            OF DEBENTURES
- -------------------------                         -------------------

Net earnings per statement of earnings                  $ 99.0

Add:  effect of after-tax interest expense
      on convertible debentures                            6.8
                                                        ------
Net earnings, as adjusted                               $105.8
                                                        ======
Weighted average number of common
shares used for primary computation                       47.7

Weighted average number of common
stock equivalents                                           .4

Add:  effect of converting 8% debentures
      into common stock                                    4.3  (A)
                                                        ------
Weighted average number of common shares
outstanding, as adjusted                                  52.4
                                                        ======
Fully diluted earnings per common share                 $ 2.02
                                                        ======


(A) Assumes conversion of convertible debentures at a price of $32.50 per common share in accordance with the convertible debenture exchange agreement.